UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2024
_______________________________________
BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2024, BurgerFi International, Inc., a Delaware corporation (the “Company”), was notified by the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff had granted the Company’s request to transfer the listing of its common stock, par value $0.0001 per share (the “Common Stock”), from The Nasdaq Global Market tier to The Nasdaq Capital Market tier, effective July 25, 2024. On July 23, 2024, the Staff granted the Company’s request for a second 180-calendar day period, or until January 20, 2025 (the “Second Compliance Period”), to regain compliance with the $1.00 bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2). To regain compliance with such minimum price requirement, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The transfer of the listing of the Company’s Common Stock from The Nasdaq Global Market to The Nasdaq Capital Market took will take effect with the open of business on July 25, 2024. The transfer is not expected to impact trading in the Company’s Common Stock, which will continue to trade on Nasdaq under the symbol “BFI.”

As previously announced, on January 23, 2024, the Staff notified the Company that the bid price for the Company’s Common Stock had closed below $1.00 per share for 30 consecutive business days and, as a result, the Company no longer satisfied Nasdaq Listing Rule 5450(a)(1), the minimum bid price requirement applicable to The Nasdaq Global Market issuers. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded an initial 180-calendar day grace period, through July 22, 2024, to regain compliance with the minimum bid price requirement.

Issuers listed on The Nasdaq Global Market are not eligible for a second 180-day grace period under the Nasdaq Listing Rules. To obtain a second 180-day grace period, the Company applied to transfer the listing of its Common Stock to The Nasdaq Capital Market and, based upon the Company’s compliance with the requirements set forth under Nasdaq Listing Rule 5810(c)(3)(A)(ii), the Company was eligible for the second 180-day grace period applicable to issuers listed on The Nasdaq Capital Market.

The Company intends to closely monitor the closing bid price for its Common Stock and consider all available options to timely remedy the bid price deficiency. If at any time during the Second Compliance Period, the closing bid price of the Company’s Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance and the matter will be closed, unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

The Company can give no assurance that it will regain or demonstrate compliance during the Second Compliance Period. If the Company is not able to demonstrate compliance with the minimum bid price requirement by January 20, 2025, the Staff will provide written notification to the Company that the Company’s Common Stock will be delisted. At that time, the Company may appeal the Staff’s determination to the Nasdaq Hearings Panel (the “Panel”). The Company’s appeal request would stay any delisting action by the Staff at least pending a hearing before the Panel and the expiration of any extension that may be granted by the Panel to the Company following the hearing.

The Company has provided written notice to Nasdaq of its intention to cure the deficiency during the Second Compliance Period by effecting a reverse stock split, if necessary.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s expectation about any or all of the following: (i) the timing and consequences of the Company’s transfer of the listing of its Common Stock to The Nasdaq Capital Market, (ii) the intent and plan of the Company to regain compliance with the minimum bid price requirement, and (iii) the anticipated actions by the Staff and the Company’s responses and their anticipated outcomes. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would,” “may” or similar expressions and the negative of those terms. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others, our ability to continue to access liquidity, to pursue and enter into a strategic transaction or seek a strategic transaction while in bankruptcy protection to maintain our listing on The Nasdaq Stock Market LLC and those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 10, 2024, the

Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 16, 2024, and in any other filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 24, 2024

BURGERFI INTERNATIONAL, INC.

By:	/s/ Christopher Jones
Christopher Jones, Chief Financial Officer